NEWS RELEASE June 24, 2025 FOR IMMEDIATE RELEASE CONTACT: Randall M. Chesler (406) 751-4722 Ron J. Copher (406) 751-7706 Glacier Bancorp, Inc. to Expand Southwest Presence and Enter Texas by Acquisition of Guaranty Bancshares, Inc. KALISPELL, MONTANA and MOUNT PLEASANT, TEXAS (GLOBE NEWSWIRE) — Glacier Bancorp, Inc. ("Glacier" or the "Company") (NYSE: GBCI) and Guaranty Bancshares, Inc. ("Guaranty") (NYSE: GNTY), the bank holding company for Guaranty Bank & Trust, N.A., a leading community bank headquartered in Mount Pleasant, Texas, today jointly announced the signing of a definitive agreement, pursuant to which Glacier will acquire Guaranty in an all-stock transaction. The acquisition marks Glacier's 27th bank acquisition since 2000 and its 13th announced transaction in the past 10 years. As of March 31, 2025, Guaranty had total assets of $3.2 billion, total gross loans of $2.1 billion and total deposits of $2.7 billion. The boards of Glacier and Guaranty unanimously approved the transaction, which is subject to regulatory approvals, Guaranty shareholder approval, and other customary conditions of closing. The definitive agreement provides that upon closing of the transaction, Guaranty shareholders are to receive 1.0000 share of Glacier stock for each Guaranty share (subject to adjustment under certain circumstances). Based on the closing price of $41.58 for Glacier shares on June 23, 2025, the transaction would result in aggregate consideration of $476.2 million (inclusive of the value to Guaranty stock options) and value of $41.58 per Guaranty share. Upon closing of the transaction, which is anticipated to take place in the fourth quarter of 2025, Guaranty Bank & Trust will operate as a new banking division under the name "Guaranty Bank & Trust, Division of Glacier Bank," representing Glacier’s 18th separate bank division. "We are thrilled to add Guaranty Bank & Trust to the Glacier family of banks as a new banking Division," said Randy Chesler, Glacier's President and CEO. "This is a compelling opportunity to further expand our presence in the Southwest. Guaranty fits strategically and culturally within the unique Glacier business model and will allow us to enter a complementary state with an exceptional demographic profile, strong growth prospects, and a business-friendly operating environment. The Texas economy is estimated to be worth $2.7 trillion, and if Texas were an independent country, its economy would be the 8th largest in the world." Chesler also noted that "This acquisition continues our long history of consistently adding high quality community banks to our proven banking model and we are very enthusiastic about the future opportunities this partnership will provide."

"Guaranty Bank & Trust has a 100+ year history of doing business in the State of Texas, and we are pleased to find a partner that emphasizes the relationship banking model that has been core to our success over many decades and through many business cycles," said Ty Abston, Guaranty’s Chairman and CEO. "The opportunity to join Glacier Bancorp, which is a family of community banks that collectively share our banking philosophy, culture and character, was a perfect opportunity to position Guaranty Bank & Trust for the future. We will continue to grow and invest in our communities and our customers will be dealing with the same familiar faces, led by the same management team, in each of our markets. This partnership gives Guaranty added strength, with the support of a larger balance sheet and the resources to invest in the latest technologies and products to serve our existing and future customers. We are excited to join the Glacier family of banks and look forward to the opportunities and benefits this combination will bring to our clients, employees, communities and shareholders." Glacier management will review additional information regarding the transaction on a conference call beginning at 7:00 a.m. Mountain Time on Wednesday, June 25, 2025. Investors who would like to join the call may now register by following this link to obtain dial-in instructions: https://register-conf.media-server.com/register/BIdfefa202793d4cf9b9b8d5068cef9318 To participate via the webcast, log on to: https://edge.media-server.com/mmc/p/n3vugmow If you are unable to participate during the live webcast, the call will be archived on our website, www.glacierbancorp.com. A slide presentation to accompany management's commentary may be accessed from Glacier's June 24, 2025, Form 8-K filing with the Securities and Exchange Commission (the "SEC") or at https://www.glacierbancorp.com/news-market-information/annual-reports-presentations. Glacier was advised in the transaction by Stephens Inc. as financial advisor and Miller Nash LLP as legal counsel. Guaranty was advised by Keefe Bruyette & Woods, A Stifel Company as financial advisor and Norton Rose Fulbright US LLP as legal counsel. About Glacier Bancorp, Inc. Glacier Bancorp, Inc. is the parent company for Glacier Bank and its bank divisions: Altabank (American Fork, UT), Bank of the San Juans (Durango, CO), Citizens Community Bank (Pocatello, ID), Collegiate Peaks Bank (Buena Vista, CO), First Bank of Montana (Lewistown, MT), First Bank of Wyoming (Powell, WY), First Community Bank Utah (Layton, UT), First Security Bank (Bozeman, MT), First Security Bank of Missoula (Missoula, MT), First State Bank (Wheatland, WY), Glacier Bank (Kalispell, MT), Heritage Bank of Nevada (Reno, NV), Mountain West Bank (Coeur d'Alene, ID), The Foothills Bank (Yuma, AZ), Valley Bank (Helena, MT), Western Security Bank (Billings, MT), and Wheatland Bank (Spokane, WA).

Visit Glacier's website at www.glacierbancorp.com. About Guaranty Bancshares Guaranty Bancshares, Inc. is the parent company for Guaranty Bank & Trust, N.A. and has 33 banking locations across 26 Texas communities located within the East Texas, Dallas/Fort Worth, Houston and Central Texas regions of the state. As of March 31, 2025, Guaranty Bancshares, Inc. had total assets of $3.2 billion, total loans of $2.1 billion and total deposits of $2.7 billion. Visit Guaranty’s website at www.gnty.com. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "estimate," "anticipate," "expect," "will," and similar references to future periods. Such forward- looking statements include but are not limited to statements regarding the expected closing of the transaction and its timing and the potential benefits of the business combination transaction involving Glacier and Guaranty, including future financial and operating results, the combined company's plans, objectives, expectations and intentions, and other statements that are not historical facts regarding either company or the proposed combination of the companies. These forward- looking statements are subject to risks and uncertainties, many of which are outside of our control, that may cause actual results or events to differ materially from those projected, including but not limited to the following: risks that the proposed merger transaction will not close when expected or at all because required regulatory, shareholder or other approvals or conditions to closing are delayed or not received or satisfied on a timely basis or at all; risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Glacier and Guaranty operate; uncertainties regarding the ability of Glacier Bank and Guaranty Bank & Trust to promptly and effectively integrate their businesses, including into Glacier Bank's existing division structure; changes in business and operational strategies that may occur between signing and closing; uncertainties regarding the reaction to the proposed transaction of the companies' respective customers, employees, and contractual counterparties; and risks relating to the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management's current estimates, projections, expectations and beliefs. Glacier undertakes no obligation to publicly revise or update the forward- looking statements to reflect events or circumstances that arise after the date of this report. For more information, see the risk factors described in Glacier's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC. Important Information and Where You Can Find It This communication relates to the proposed merger transaction involving Glacier and Guaranty. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval. In connection with the proposed merger transaction, Glacier expects to file with the SEC a Registration Statement on Form S-4 (the "Registration Statement") that will include a Preliminary Proxy Statement of Guaranty and a Preliminary Prospectus of Glacier, as well as other relevant documents concerning the proposed transaction. After the Registration Statement is declared effective, Guaranty will mail a Definitive Proxy Statement/Prospectus to its shareholders. This communication is not a substitute for the Proxy Statement/Prospectus or Registration Statement or for any other document that Glacier or Guaranty may file with the SEC and send to Guaranty’s shareholders in connection with the proposed merger transaction. Shareholders of Guaranty are urged to read carefully the Registration Statement and accompanying Proxy Statement/Prospectus regarding the proposed merger transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Free copies of the Proxy Statement/Prospectus included in the Registration Statement, as well as other filings containing information about Glacier, Guaranty, and the proposed transaction, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Glacier at www.glacierbancorp.com under the tab "SEC Filings" and in the "Investors" section of GNTY’s website, www.gnty.com, under the heading "Financial Information - SEC Filings" or by requesting them in writing or by telephone from Glacier at: Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901, ATTN: Corporate Secretary; Telephone (406) 751-7706 or by requesting them in writing or by telephone from Guaranty at: Guaranty Bancshares, Inc., 16475 Dallas Parkway, Suite 600, Addison, Texas 75001 ATTN: Corporate Secretary; Telephone (888) 572,9881. Participants in the Solicitation GBCI and GNTY and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of GNTY in connection with the proposed merger transaction. Information about the directors and executive officers of GBCI is set forth in the proxy statement for GBCI’s 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 12, 2025. Information about the directors and executive officers of GNTY is set forth in the proxy statement for Guaranty’s 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 31, 2025. Additional information regarding the interests of those participants and other persons who may be deemed participants may be obtained by reading the Proxy Statement/Prospectus included in the Registration Statement and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available. Copies of these documents may be obtained free of charge from the sources described above.